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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                FEBRUARY 18, 2004
                                (Date of Report)



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)



               MARYLAND                                         36-3857664
   (State or other jurisdiction of                           (I.R.S. Employer
    incorporation or organization)                          Identification No.)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                       60606
  (Address of principal executive offices)                      (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         Manufactured Home Communities, Inc. (NYSE: MHC) today announced it tendered payment of $69 million cash to acquire a 93% equity interest in entities that own and operate 28 properties. The portfolio contains 11,357 sites. Twenty of the properties are located in Florida, six in Texas, and two in California.

         Beginning in 1996, a series of partnerships were formed between NHC entities and PAMI entities. The PAMI entities have sued for specific performance in Chancery Court in Delaware seeking to acquire the NHC entities' interests. The NHC entities intend to file a counter-suit. Under the terms and conditions of the partnership agreements, $69 million was paid to acquire the PAMI entities' interests. Principals of the NHC entities will continue to operate the properties and maintain an equity position in the new entity. The existing dispute is related to the PAMI entities' desire to liquidate their investments. While the possibility of additional litigation and its attendant risks remain, we believe that providing liquidity to the NHC entities to acquire the PAMI interests may assist in resolving the dispute.

         The forward-looking statements contained in this news release are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Manufactured Home Communities, Inc. owns or has an interest in 167 quality communities in 19 states consisting of 62,175 sites. MHC is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.


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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          MANUFACTURED HOME COMMUNITIES, INC.




                                          BY:  /s/ Michael Berman
                                               ----------------------------
                                               Michael Berman
                                               Vice President, Treasurer and
                                                 Chief Financial Officer






DATE:  February 18, 2004